JOHN HANCOCK SERIES TRUST John Hancock Global Real Estate Fund (formerly, John Hancock Real Estate Fund) (“Real Estate Fund”) Class A, Class B and Class C Shares

Supplement to the Statement of Additional Information dated March 1, 2007 as revised May 30, 2007

GLOBAL REAL ESTATE FUND (formerly, Real Estate Fund)

Under the heading “ORGANIZATION OF THE FUND,” the first paragraph is amended and restated as follows:

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in 1996 under the laws of The Commonwealth of Massachusetts. On December 10, 2007, the name of the Fund changed from John Hancock Real Estate Fund to John Hancock Global Real Estate Fund.

Under the heading “INVESTMENT OBJECTIVE AND POLICIES,” the second paragraph is amended and restated as follows and the fifth paragraph is deleted:

The investment objective of the Fund is to seek long-term growth of capital with income as a secondary objective. Under normal circumstances, the Fund will invest at least 80% of its Assets in securities of real estate-related companies of any size, as defined in the Fund’s prospectus. The Fund's investments will be subject to the market fluctuation and risks inherent in all securities.

Under the heading “INVESTMENT OBJECTIVE AND POLICIES,” under the subsection “Investment in Foreign Securities,” the first sentence is deleted.

December 12, 2007

John Hancock Real Estate Fund Supplement to the Prospectus

dated March 1, 2007

FUND NAME

The fund’s name is changed to John Hancock Global Real Estate Fund.

GOAL AND STRATEGY

Under the “GOAL AND STRATEGY” section, the first three paragraphs are amended and restated as follows:

The fund seeks long-term growth of capital. Income is a secondary goal. To pursue these goals, the fund normally invests at least 80% of its assets in securities of real estate companies of any size and a significant portion of these assets will be invested outside of the U.S. These include foreign and U.S. companies in the businesses of owning, managing or marketing real estate; companies in related industries, such as financing or construction; and companies in other businesses that have at least half of their assets in real estate holdings. The fund may invest in emerging markets.

The fund invests in companies that are considered fundamentally undervalued due to changing economic conditions, regional economic factors or industry consolidation.

The fund may invest up to 20% of assets in junk bonds rated as low as BB and their unrated equivalents. The fund may invest up to 20% of its assets in securities of issuers that are not considered real estate companies.

INDEXES
Under the “Indexes” section, the section is amended and restated as follows:
Indexes (reflect no fees or taxes)	Average annual total returns (including sales charge) for periods ended 12-31-06
Standard & Poor’s 500 Index, an unmanaged				Life of	Life of	Life of
index that includes 500 widely traded stocks.		1 year	5 year	Class A	Class B	Class C

MSCI US REIT Index, an unmanaged index	Class A before tax (began 9-30-98)	29.44%	20.44%	17.27%	—	—
consisting of the most actively traded REITs.
	Class A after tax on distributions	26.96%	18.71%	14.81%	—	—
S&P/Citigroup BMI World Property Index

an unmanaged index consisting of U.S. and	Class A after tax on distributions, with sale	21.78%	17.18%	13.80%	—	—
foreign companies.	Class B before tax (began 3-1-00)	30.29%	20.63%	—	21.12%	—

	Class C before tax (began 3-1-00)	34.34%	20.83%	—	—	21.13%

	Standard & Poor’s 500 Index	15.79%	6.19%	5.76%	2.06%	2.06%

	MSCI US REIT Index*	35.92%	23.22%	17.55%	23.04%	23.04%
	S&P/Citigroup BMI World Property Index	40.26%	26.13%	18.84%	22.19%**	22.19%**

*	Prior to December 12, 2007, the Fund compared its performance to the MSCI US REIT Index, which is comprised of only U.S. real estate investment trusts, whereas the S&P/Citigroup BMI World Property Index includes both U.S. and foreign real estate companies.

**	Return as of month end closest to inception date.

MAIN RISKS

Under the “MAIN RISKS” section, the third paragraph is amended and restated as follows:

Real estate company shares can fall in value when securities markets fall or when there is an economic downturn. There is also the risk that real estate company values could fall if they are mismanaged, face high tenant default risk or are in danger of failing to meet certain IRS standards.

Under the “MAIN RISKS” section, in the fifth paragraph, the third bullet is amended and restated, and a new fourth bullet is added after, as follows:

l	Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information, and social or political instability. These risks are more significant in emerging markets.

l	In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

December 12, 2007 SECPS2 12/07

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